NEWPORT GREATER CHINA FUND Annual report
August 31, 1997


Not FDIC Insured
May Lose Value
No Bank Guarantee

                     NEWPORT GREATER CHINA FUND HIGHLIGHTS
                         MAY 16, 1997 - AUGUST 31, 1997

Investment Objective: Newport Greater China Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan).

The Fund is Designed to Offer:

[check mark]    Access to some of the world's fastest-growing economies
[check mark]    Participation in the long-term growth potential in Greater China
[check mark]    Experienced investment management

Portfolio Manager Commentary: "Despite positive performance since inception, market volatility in Asia has left shareholders who participated in the Fund's subscription offering with disappointing initial performance numbers during the period. We believe the economies of Greater China remain fundamentally strong and offer global investors an excellent opportunity for long-term growth."
                        --Tim Tuttle, Chris Legallet and Tony Zhang, Co-Managers

                     Newport Greater China Fund Performance

                                                       Class A    Load-Modified
                                                                     Class A

Inception Dates                                        5/16/97        7/25/97
--------------------------------------------------------------------------------
Total returns, assuming reinvestment of all            34.22%         (10.50)%
distributions and no sales charge or contingent
deferred sales charge (CDSC), since inception
--------------------------------------------------------------------------------
Total returns, assuming maximum offering price         26.50%         (12.29)%
(MOP) and CDSC, since inception(1)
--------------------------------------------------------------------------------
Net asset value per share at 8/31/97                   $17.90         $17.90

(1) Maximum offering price (MOP) returns include the maximum sales charge of 5.75% for Class A shares. The load-modified Class A total return is shown without a front-end sales charge but with a 2% CDSC. Class B, C and Z shares were not available during the subscription rights offering period.

Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale. The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration with the Securities and Exchange Commission (May 16, 1997). The Fund's initial public subscription offering closed on July 25, 1997, at which time an additional $120 million was invested in the Fund's Class A shares.

Top Sectors(2 & 3)
(as of 8/31/97)

1. Financial  ........................  20.3%
2. Consumer Cyclicals ................  16.5%
3. Cash Equivalents ..................  13.8%
4. Capital Goods  ....................  11.6%
5. Utilities  ........................   9.6%


Top Five Holdings(2)
(as of 8/31/97)

1. New World Infrastructure Ltd.  ....   8.5%
2. Citic Pacific Ltd. ................   7.3%
3. Cheung Kong Hldg. Ltd. ............   6.6%
4. Huaneng Power Intl. Inc. ADR ......   5.0%
5. China Light & Power Co. Ltd. ......   4.3%

(2) Sectors and holdings are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

(3) Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[PHOTO OF HAROLD W. COGGER]

I am pleased to present your Fund's first annual report for the period ended August 31, 1997. This report reflects the investment environment since the Fund's inception on May 16, 1997 as well as the performance of the Fund since the initial offering of shares to the public on July 25, 1997.

The smooth handover of Hong Kong to China on July 1 increased investor confidence in the region, and helped send Greater China stock markets to new highs by mid-August.

In late summer, however, deteriorating economic fundamentals in Thailand, Malaysia, Indonesia and the Philippines led to a broad sell-off in all Asian financial markets. This sell-off erased the gains made in the Greater China region earlier in the period. Despite declining stock market prices over the short term, the Chinese economy continues to grow at an average annual rate of approximately 9.0%. Since inception on May 16, 1997, Newport Greater China Fund Class A shares had performance of 34.22%. Because much of the sell-off in Asia occurred after the Fund's subscription rights offering on July 25, 1997, shareholders who participated in the offering have experienced returns of negative 10.50%.

Newport believes the long-term prospects for Greater China remain bright and that the region's high growth rates, low inflation and increasing exports have differentiated it from other Asian markets. Newport's outlook for the year ahead includes continued volatility in Asia overall, but improving performance in Greater China as global investors contrast the region's strong economies with the weaker economies of Thailand, Malaysia, Indonesia and the Philippines.

The following report offers specific information on your Fund's performance, as well as an in-depth discussion of Greater China markets with your portfolio managers. As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,

/s/ Harold W. Cogger
--------------------
Harold W. Cogger
President
October 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

                          PORTFOLIO MANAGEMENT REPORT

[PHOTO OF TIM TUTTLE]
Tim Tuttle is managing director of Newport Fund Management, Inc., and lead portfolio manager of Newport Greater China Fund. He has more than 20 years of experience investing in Asian markets and is a Chartered Financial Analyst.

[PHOTO OF CHRIS LEGALLET]
Chris Legallet is a senior vice president of Newport Fund Management, Inc., and a co-manager of Newport Greater China Fund. He is a former managing director for Asian Investment for Jupiter Tyndall (Asia) Ltd. in Hong Kong and prior to that, was a vice president of Solomon Inc., in New York.

[PHOTO OF XIAODONG (TONY) ZHANG]
Xiaodong (Tony) Zhang is a senior investment officer--Greater China, of Newport Fund Management, Inc., and a co-manager of Newport Greater China Fund. He is a former project manager of overseas investments for Hongmei Electronic Corporation in China.

A volatile economic environment across Asia

Although the Greater China region continues to experience some of the world's highest rates of economic growth, it has not escaped some of the recent selling precipitated by currency and economic problems in neighboring Asian countries. Heavy borrowing and over-investing in real estate in Thailand and Malaysia have led to steep declines in local stock markets. Similar problems have occurred in Indonesia and the Philippines. Deteriorating economic fundamentals in these markets led to a broad-based sell-off in all Asian markets during the late summer. We believe the Greater China markets of Hong Kong, China and Taiwan are stronger than markets in Thailand, Malaysia, Indonesia and the Philippines. Our team considers current valuations in Greater China to represent an attractive buying opportunity for long-term investors.

Spill-over effect reduces Fund performance

Since the Fund became effective on May 16, 1997 Class A shares had a total return of 34.22% through August 31, 1997. This compares to a 1.30% increase in the Hang Seng Index over the same period. The Hang Seng is an unmanaged index of selected stocks traded in Hong Kong. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed.

Some of this outperformance can be attributed to the Fund's position in Beijing Enterprises, a Hong Kong listed conglomerate that operates McDonald's franchises in Beijing and operates tourism concessions for the Great Wall of China. Shortly after the Fund's effective date, Beijing

Enterprises increased more than 300%, boosting the performance of Newport Greater China Fund.

The Fund's strong performance in the first half of the period did not escape the indiscriminate selling in Asia, however. Reacting to weakness in Thailand, Malaysia, Indonesia and the Philippines, institutional fund managers raised the percentage of cash in their portfolios to meet anticipated investor redemptions by reducing holdings in the largest, most liquid market of Asia--Hong Kong. Because many companies operating in Greater China are listed on the Hong Kong stock exchange, these companies were particularly vulnerable to the reactionary selling. Although we believe this situation to be temporary, Fund performance for Load-Modified Class A shares was down 10.50% since the completion of the subscription rights offering in late July, compared with a 9.40% decline on the Hang Seng Index.

Positive Outlook for Greater China

This recent sell-off in Asia has not changed our positive long-term outlook for Greater China. The evolving synergy between the Greater China markets of Hong Kong, mainland China and Taiwan has created one of the world's largest emerging markets and is likely to create strong growth potential for long-term global investors. Mainland China continues to grow at an average annual rate of approximately 9.0% with its pro-business government, huge labor pool and competitive export economy. The Chinese government has recently begun a program to privatize a significant part of its economy--a move that is likely to provide the foundation for continued economic growth. As China grows, it will rely on Hong Kong's world-class financial center as well as its management and global trading expertise. Taiwanese businessmen continue to establish joint ventures with mainland China to manufacture technology for export to global markets. This combination of a growing economy, a world-class financial center and a strong technology center may give Greater China an advantage relative to other emerging regions of the world.

The investment strategy of the Fund is to find select, well-capitalized companies in these three markets that offer management expertise, sound balance sheets, excellent earnings growth and attractive valuations. A good example of the type of company we look for is China Light & Power Co., Ltd. This electric utility is well-managed and has a dominant market share in Kowloon Peninsula. The company is poised for significant expansion to meet rising demand for electricity in China. Another example is Citic Pacific Ltd., a Chinese holding company investing in many China and Hong Kong businesses. Its holdings include airlines, motor services, property, food stores, water treatment plants, toll roads and bridges.

Although investments in Greater China are likely to continue to experience volatility along with the rest of Asia, we believe that global investors will recognize the region's strength relative to other parts of Asia. The investment case for Greater China is still intact, and we believe that Greater China continues to offer global investors strong potential for long-term growth.

                              INVESTMENT PORTFOLIO
                         AUGUST 31, 1997 (IN THOUSANDS)

COMMON STOCKS - 86.9%                         COUNTRY      SHARES       VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 3.1%
 Special Trade Contractors
 Zhejiang Expressway Co. Ltd. (a)                HK         11,200    $  3,613
                                                                      --------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 45.5%
 Depository Institutions - 10.5%
 Bank of East Asia, Ltd.                         HK          1,277       4,556
 Dah Sing Financial                              HK            681       2,848
 Hang Seng Bank                                  HK            270       3,258
 Wing Hang Bank Ltd.                             HK            356       1,516
                                                                      --------
                                                                        12,178
                                                                      --------

 Holding Companies - 14.6%
 Citic Pacific Ltd. (a)                          HK          1,597       8,511
 Guangdong Investments                           HK          3,588       4,329
 Hutchison Whampoa Ltd.                          HK            498       4,145
                                                                      --------
                                                                        16,985
                                                                      --------

 Nondepository Credit Institutions - 1.2%
 Manhattan Card Co., Ltd.                        HK          3,844       1,414
                                                                      --------

 Real Estate - 19.1%
 Cheung Kong Holdings Ltd.                       HK            725       7,671
 China Overseas Land & Investment                HK            168         124
 China Resources Enterprises Ltd.                HK            996       4,177
 Henderson Land Development Co., Ltd. (a)        HK            506       4,195
 Hysan Development Co., Ltd.                     HK            548       1,591
 New World Development Co., Ltd.                 HK            715       4,456
                                                                      --------
                                                                        22,214
                                                                      --------
--------------------------------------------------------------------------------
MANUFACTURING - 6.1%
 Chemicals & Allied Products - 0.1%
 China Merchants Hai Hong Holding Co. (a)        HK             37         117
                                                                      --------

 Fabricated Metal - 1.0%
 Shenzen Fangda Co., Ltd. Class B                Ch            702       1,178
 Sinocan Holdings Ltd.                           HK             40          17
                                                                      --------
                                                                         1,195
                                                                      --------

 Food & Kindred Products - 0.0%
 Guangdong Brewery Holdings Ltd. (a)             HK             13           4
                                                                      --------

                         Investment Portfolio/August 31, 1997
--------------------------------------------------------------------------------

 Household Appliances - 2.5%
 Guangdong Kelon Electric Holding                HK          2,302    $  2,867
                                                                      --------

 Leather - 0.5%
 Guangdong Tannery Ltd.                          HK          1,822         605
                                                                      --------

 Primary Metal - 2.0%
 Angang New Steel Co., Ltd (a)                   HK          6,840       2,295
                                                                      --------
--------------------------------------------------------------------------------
SERVICES - 1.4%
 Computer Software - 0.1%
 Founder Hong Kong Ltd.                          HK            144         127
                                                                      --------

 Other Services - 1.3%
 Beijing Enterprises (a)                         HK            196       1,480
                                                                      --------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 27.5%
 Air Transportation - 5.4%
 China Southern Airlines Co. Ltd. (a)            HK          3,930       2,523
 Swire Pacific Ltd., Series A                    HK            483       3,693
                                                                      --------
                                                                         6,216
                                                                      --------

 Communications - 2.7%
 Smartone Telecommunications Holdings Ltd. (a)   HK          1,169       3,151
                                                                      --------

 Electric Services - 9.6%
 Beijing Datang Power Generation Co., Ltd.,
  Class H (a)                                    HK            700         377
 China Light & Power Co., Ltd.                   HK          1,077       4,987
 Huaneng Power International, Inc. ADR (a)       HK            245       5,793
                                                                      --------
                                                                        11,157
                                                                      --------

 Local & Suburban Transit - 1.3%
 GZI Transportation Ltd. (a)                     HK            276         134
 Road King Infrastructure Ltd.                   HK          1,546       1,376
                                                                      --------
                                                                         1,510
                                                                      --------

 Transportation Services - 8.5%
 New World Infrastructure Ltd. (a)               HK          3,533       9,893
                                                                      --------
--------------------------------------------------------------------------------
WHOLESALE TRADE - 3.3%
 Durable Goods
 Glorious Sun Enterprises                        HK          6,100       2,342
 Li & Fung Ltd.                                  HK          1,498       1,527
                                                                      --------
                                                                         3,869
                                                                      --------

TOTAL COMMON STOCKS (cost of $114,125)(b)                              100,890
                                                                      --------

                         Investment Portfolio/August 31, 1997
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 13.8%                              PAR         VALUE
--------------------------------------------------------------------------------
Repurchase agreement with Greenwich Capital
Markets, dated 08/29/97 due 09/02/97 at 5.530%,
collateralized by U.S. Treasury bonds & notes with
various maturities to 2025, market value $16,334
(repurchase proceeds $16,000)                            $  15,990     $ 15,990
                                                                       --------

OTHER ASSETS & LIABILITIES, NET - (0.7)%                                   (777)
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                      $116,103
                                                                       --------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

Summary of Securities
by Country                           Country           Value        % of Total
------------------------------------------------------------------------------
Hong Kong                               HK            $ 99,712          98.8
China                                   Ch               1,178           1.2
                                                      --------         -----
                                                      $100,890         100.0
                                                      --------         -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


   Acronym                                   Name
---------------                           ---------
     ADR                         American Depository Receipt


See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $114,125)                          $  100,890
Short-term obligations                                            15,990
                                                              ----------
                                                                 116,880

Cash including foreign currencies (cost $1,552)  $   1,551
Receivable for:
  Dividends                                            155
  Fund shares sold                                      60
  Interest                                               7
Expense reimbursement due from
  Adviser/Administrator                                 71
Receivable from Distributor                             26
Deferred organization expenses                          11
Other                                                    1         1,882
                                                 ---------    ----------
    Total Assets                                                 118,762

LIABILITIES
Payable for:
  Investments purchased                              2,389
  Fund shares repurchased                               65
Accrued:
  Management fee                                       118
  Administration fee                                    28
  Transfer agent fee                                    28
  Bookkeeping fee                                        7
Other                                                   24
                                                 ---------
    Total Liabilities                                              2,659
                                                              ----------

NET ASSETS                                                    $  116,103
                                                              ----------

Net asset value & redemption price per share -
Class A ($115,699/6,464)                                          $17.90
                                                              ----------

Maximum offering price per share - Class A
($17.90/0.9425)                                                   $18.99(a)
                                                              ----------

Net asset value & offering price per share -
Class B ($135/8)                                                  $17.86(b)
                                                              ----------

Net asset value & offering price per share -
Class C ($134/8)                                                  $17.86(b)
                                                              ----------

Net asset value, offering & redemption price per share -
Class Z ($135/8)                                                  $17.91
                                                              ----------
(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED AUGUST 31, 1997 (a)

(in thousands)
INVESTMENT INCOME
Dividends:
  China Power & Light Co. Ltd.                              $      47
  Dah Sing Financial                                               40
  Glorious Sun Enterprises                                         30
  Hang Seng Bank Limited                                           49
  Other                                                            31
Interest                                                          177
                                                            ---------
  Total Investment Income                                         374

EXPENSES
Management fee                                   $   154
Administration fee                                    32
Service fee - Class A, Class B, Class C               26
Distribution fee - Class B, Class C                    1
Transfer agent fee                                    35
Bookkeeping fee                                       10
Custodian fee                                         24
Legal fee                                              6
Registration fee                                      45
Reports to shareholders                                1
Amortization of deferred
  organization expenses                                1
                                                 -------
                                                     335
Fees and expenses waived or borne by
 the Advisor/Administrator                           (72)         263
                                                 -------    ---------
       Net Investment Income                                      111
                                                            ---------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                        581
  Foreign currency transactions                       (3)
                                                 -------
       Net Realized Gain                                          578
Change in net unrealized depreciation
 during the period on:
  Investments                                    (13,235)
  Foreign currency transactions                       (1)
                                                 -------
       Net Unrealized Depreciation                            (13,236)
                                                            ---------
       Net Loss                                               (12,658)
                                                            ---------
Decrease in Net Assets from Operations                      $ (12,547)
                                                            ---------


(a) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission.

See notes to financial statements.

                        STATEMENT OF CHANGES IN NET ASSETS

                                                                  Period ended
(in thousands)                                                     August 31
                                                                 -------------
INCREASE (DECREASE) IN NET ASSETS                                   1997 (a)
Operations:
Net investment income                                             $      111
Net realized gain                                                        578
Net unrealized depreciation                                          (13,236)
                                                                  ----------
    Net Decrease from Operations                                     (12,547)
                                                                  ----------
Fund Share Transactions:
Receipts for shares sold - Class A                                   134,419
Cost of shares repurchased - Class A                                  (7,769)
                                                                  ----------
  Net Increase from Fund Share Transactions                          126,650
                                                                  ----------
        Total Increase                                               114,103
NET ASSETS
Beginning of period                                                    2,000
                                                                  ----------
End of period (including undistributed net
  investment income of $134)                                      $  116,103
                                                                  ----------

NUMBER OF FUND SHARES
Sold - Class A                                                         6,708
Repurchased - Class A                                                   (372)
                                                                  ----------
                                                                       6,336
                                                                  ----------

(a) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1997

NOTE 1.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: Newport Greater China Fund (the Fund), a series of Colonial
Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region
(Hong Kong, the People's Republic of China and Taiwan). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus. For information on the Fund's subscription offering period, please see Note 6.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The activity reflected in these financial statements is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission through the period ended August 31, 1997. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions which cannot be valued as set forth above. Such securities are valued at fair value under procedures approved by the Trustees.

                  Notes to Financial Statements/August 31, 1997
--------------------------------------------------------------------------------

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class C service fee and Class B and Class C distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Deferred organization expenses: The Fund incurred $11,352 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to

                  Notes to Financial Statements/August 31, 1997
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Newport Fund Management, Inc. (the Adviser) is the investment Adviser of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

Administration fee:  Colonial Management Associates, Inc. (the
Administrator), an affiliate of the Adviser, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

Bookkeeping fee: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

                  Notes to Financial Statements/August 31, 1997
--------------------------------------------------------------------------------
Transfer agent:  Colonial Investors Service Center, Inc. (the Transfer
Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the period ended August 31, 1997, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $20,569, none and none on Class A, Class B and Class C share redemptions, respectively. Please refer to Note 6 for further information regarding Class A front-end sales charges.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the period ended August 31, 1997, purchases and sales of investments, other than short-term obligations, were $114,581,874 and $1,036,945, respectively.

Unrealized appreciation (depreciation) at August 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

              Gross unrealized appreciation     $    1,702,225
              Gross unrealized depreciation        (14,937,528)
                                                --------------
                Net unrealized depreciation     $  (13,235,303)
                                                --------------

                  Notes to Financial Statements/August 31, 1997
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities.
These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  STOCK SPLIT
--------------------------------------------------------------------------------
On July 25, 1997, the Trustees declared and effected a 1.50 for 1 stock split on shares of beneficial interest outstanding.

NOTE 5.  OTHER OPERATIONAL AND CAPITAL ACTIVITY
--------------------------------------------------------------------------------
For the period May 12, 1997 through May 16, 1997, the Fund had net investment income of $1,182 and net realized and unrealized losses of $535.
The following is a summary of capital activity from May 12, 1997 through May 16, 1997, adjusted to reflect the stock split described in Note 4.

                                                           Shares
Receipts for shares sold - Class A       $   1,700,000    127,500
Receipts for shares sold - Class B       $     100,000      7,500
Receipts for shares sold - Class C       $     100,000      7,500
Receipts for shares sold - Class Z       $     100,000      7,500

NOTE 6. SUBSCRIPTION OFFERING
--------------------------------------------------------------------------------
From June 16, 1997 (the record date) through July 25, 1997, the Fund offered the common shareholders of each of the Participating Funds (Colonial
Investment Grade Municipal Trust, Colonial Municipal Income Fund,
Colonial High Income Municipal Trust, Colonial Intermediate High Income
Fund, Colonial Intermarket Income Trust I, Colonial Newport Tiger Fund,
Colonial Newport Tiger Cub Fund, Colonial Newport Japan Fund, Liberty
All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.) the right to subscribe for Class A shares of the Fund, without paying an up-front sales charge, at the rate of one Load-Waived Class A share of the Fund for each common share of a Participating Fund held on the record date. The
Load-Waived Class A shares issued are subject to a contingent deferred sales charge (CDSC) of 2.00% if such shares are redeemed prior to July 31, 1999.

NOTE 7.  OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
From May 12, 1997 to July 25, 1997 Colonial Management Associates, Inc., an affiliate of the Fund, was the sole shareholder. During that period the Fund's operations produced net realized and unrealized gains of $980,279 and net investment income of $657. A subscription offering of the shares provided additional capital of $119,548,718 to the Fund on July 25, 1997.

                  Notes to Financial Statements/August 31, 1997
--------------------------------------------------------------------------------
NOTE 8.  COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------

   Capital paid in                            $ 129,203
   Undistributed net investment income              134
   Accumulated net realized gain                      2
   Net unrealized depreciation on:
      Investments                               (13,235)
      Foreign currency transactions                  (1)
                                              ---------
                                              $ 116,103
                                              ---------

NOTE 9.  FINANCIAL HIGHLIGHTS INFORMATION
--------------------------------------------------------------------------------
The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout the period are as follows:

                                                      Period ended August 31
                                      ----------------------------------------------------
                                                              1997 (d)
                                       Class A        Class B         Class C      Class Z
                                      ---------      ---------       --------     --------
Net asset value -
   Beginning of period                $  13.340      $  13.330       $ 13.330     $ 13.340
                                      ---------      ---------       --------     --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss) (a)(b)(c)                   0.052         (0.004)        (0.004)       0.065
Net realized and
unrealized gain (b)(j)                    4.508          4.534          4.534        4.505
                                      ---------      ---------       --------     --------
   Total from Investment
      Operations                          4.560          4.530          4.530        4.570
                                      ---------      ---------       --------     --------

Net asset value -
   End of period                      $  17.900      $  17.860       $ 17.860     $ 17.910
                                      ---------      ---------       --------     --------
Total return (e)(f)(g)                    34.22%         33.98%         33.98%       34.29%
                                      ---------      ---------       --------     --------

RATIOS TO AVERAGE NET ASSETS
Expenses (h)(i)                            2.15%          2.90%          2.90%        1.90%
Net investment income (h)(i)               0.89%          0.14%          0.14%        1.14%
Fees and expenses
 waived or borne by the
 Adviser/Administrator (h)(i)              0.59%          0.59%          0.59%        0.59%
Portfolio turnover (g)                        4%             4%             4%           4%
Average commission rate               $  0.0094      $  0.0094       $ 0.0094     $ 0.0094
Net assets at end
of period (000)                       $ 115,699      $     135       $    134     $    135

(a) Net of fees and expenses waived or borne by the Adviser/Administrator
    which amounted to:                $   0.034      $   0.034       $  0.034     $  0.034

(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from China Light & Power Co. Ltd, Dah Sing Financial, Glorious Sun Enterprises and Hang Seng Bank Limited which amounted to
    $0.078 per share.
(d) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission. The per share information reflects the
    1.5 for 1 stock split effective July 25, 1997.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.
(j) Please see Note 9 in Notes to the Financial Statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
     NEWPORT GREATER CHINA FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Greater China Fund (a series of Colonial Trust II) at August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from May 16, 1997 (effective date of registration) through August 31, 1997 in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased had not settled with the custodian, provides a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
October 13, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information  .........  press 1

For account information ...........................................  press 2

To speak to a service representative ..............................  press 3

For yield and total return information ............................  press 4

For duplicate statements or new supply of checks ..................  press 5

To order duplicate tax forms and year-end statements ..............  press 6
(February through May)

To review your options at any time during your call ...............  press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Financial Investments Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Greater China Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Newport Greater China Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 to order additional reports.

This report has been prepared for shareholders of Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


LIBERTY FINANCIAL INVESTMENTS, INC. (C)1997
Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, Massachusetts 02111-2621

GC-02/112E-0897   (10/97)